Provisions and Other Non-Current Liabilities - Summary of Provisions and Other Non-Current Liabilities (Detail) - USD ($) $ in Millions	Jun. 30, 2021	Dec. 31, 2020
Disclosure of other provisions [abstract]
Net defined benefit plan obligations	$ 516	$ 598
Other financial liabilities	192	224
Deferred compensation and employee incentives	105	111
Provisions	108	140
Other non-current liabilities	6	10
Total provisions and other non-current liabilities	$ 927	$ 1,083